      HSBC Mutual Funds Trust
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      [LOGO OF HSBC ASSET MANAGEMENT AMERICAS INC. APPEARS HERE]
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      HSBC International Equity Fund+
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January 18, 2001

Executive Summary

 .Rising Pressure on Earnings

 .Rate Cuts Not Enough to Re-ignite Growth Stocks

 .Dollar Weakness Makes International Stocks Attractive

A year ago the key message was the massive return differential between value and growth stocks, but we have now seen a sharp reversal. These are enticing times; value stocks are performing well while opportunities are being created in previously overpriced sectors. The turn of the economic cycle will bring pressure on earnings in both old economy and new. Markets have been savage with any disappointment which has exposed overvalued stocks. No area of the market has been immune, but this impact has been most noticeable in technology, media and telecommunications.

Within telecoms, increasing commoditisation and sluggish demand for new-wave products will hurt both top and bottom line growth. Balance sheet strains have increased as companies are forced away from the "costless-equity' model of funding. This means pain in the short-term, but those companies with clear advantages should prosper. Valuing fast-growth technology companies is always hard, but, even post-falls, many need to grow more than 20% to justify today's prices. Some may exceed that short-term, but only a rare company will do so over the longer term.

Will the Federal Reserve's (the "Fed") rate cut re-focus the markets onto growth stocks? We doubt it. At present, it looks more likely that falls in U.S. stocks are driving Federal Reserve policy, and not the other way round. Certainly, events in the real economy are taking second billing. When it comes to European markets, interest rate cuts seem much less likely. Europe, boosted by the cheap euro, is still in economic upswing, and inflation is lower than the U.S. and is expected to stay that way. Moreover, there is the issue of valuations. Growth stocks are still over-priced in the wake of the 1999 hike, so rational investors may find it hard to muster enthusiasm for these stocks, even if interest rates come down.

Standing back from the growth-value debate, the case for international equities is looking increasingly strong. European economies should eclipse the U.S. this year, and the U.S. dollar looks expensive. Even in Japan, some valuations are beginning to look attractive.

Political Background

 .Re-adjustment of US/EU Relations

 .Germany Will Lead a Wider EU

------
+ International investing involves increased risk and volatility.

HSBC Mutual Funds Trust

HSBC International Equity Fund

Most European leaders are center-left, so does President Bush make the U.S. more out of step and harder to deal with? In fact, European leaders worry mainly about internal European Union ("EU") matters, and here Bush may be a more comfortable leader, provided he lives up to his billing, i.e. hands-off, Reagan-style. The main area of disagreement between the EU and the U.S. is trade policy. Here, a more protectionist Gore might well have irritated Europe, but Bush probably also has axes to grind. The new military force of the EU is in part detached from NATO, and it could be the start of the U.S. scaling back its commitment in Europe.

Some distancing from Europe may also result from the delicate U.S. domestic political balance, which will be the main preoccupation of the new president.

The present 15 EU members are faced with a further 13 applicants (there are 6 front-runners). Therefore, in December, to make decision-making smoother, the EU agreed to remove national vetoes in a number of areas. More importantly, country voting weights were changed. Now, Germany has more votes than anyone else, thus breaking the unwritten rule that France and Germany, founders and making up the Kohl-Mitterand axis, should be equals. It will be interesting to see how France adjusts to permanent second place. On past form, the U.S. will welcome expansion of the EU to embrace ex-communist states, even parts of the old Soviet Union, which will form a buffer zone with Russia. But, is it really in the long term interest of the U.S. to encourage the formation of a Europe-scale rival headed by Germany?

Economic Background

 .Fed Eases Early on Debt Worries

 .Dollar Weakness Almost Inevitable

 .Low Inflation Risk, Outside U.S.

For some time our position has been that the U.S. economy had to slow down and that both its external deficit and the strength of the dollar were not sustainable. Recent events have therefore not been entirely unexpected. That said, we have been slightly taken aback by NAPM levels in the low 40s, car sales and mortgage applications both sharply down, and consumer confidence diving. However, some of this is due to cold weather, and the economy is still at a high level. So why did the Fed cut interest rates by 50 basis points on January 3rd, in between meetings? It is clearly worried, probably about the high level of company debt, which makes any slowdown very risky. Shortly after came rumors about Californian utilities. We shall see whether the cut works: one criticism of monetary policy is that it is good at restraining the economy but sometimes not so good at boosting it. This is because cutting rates does not work if consumers are bent on saving too much, or if business confidence is weak. The danger is that both may be coming true in the U.S.; in which case, the Fed would need to cut again and again.

Things are on the turn, and so nobody can tell whether the slowdown in U.S. demand and capital spending could be very painful, or whether the Fed will manage a soft landing. The point for investors to realize is that the dollar will weaken either way. The U.S. has an external deficit of some 5% of Gross National Product (the "GNP"), which needs to be reduced. This can be done only two ways; by a fall in GNP or a fall in the dollar. For it to happen via GNP alone, the economy would need to grow over 10% less than potential, which means a 5%-plus recession at least. These are orders of magnitude. But we have already been shown that the Fed will not put up with that. It will cut interest rates, and let the dollar go hang. On the other hand, if the deficit is to be halved mainly through

HSBC Mutual Funds Trust

HSBC International Equity Fund

devaluation, then the dollar needs to fall 15-20% or more, even after its December drop. We therefore think a large fall in the dollar is highly likely, and it could happen fast, as soon as the U.S. finds it hard to attract enough foreign capital; in fact, any time.

Inflation in the U.S. is already higher than in Europe and most other major countries. Further, the U.S. economy is moving into that stage of the cycle when cost pressures tend to rise. A falling dollar will exacerbate this. Thus the next several months are likely to see both inflation pressure and falling profitability. Europe is likely to experience much more benign inflation conditions. Lower oil prices and a rising currency help keep inflation low. In the first half of 2001, therefore, the balance of advantage on inflation should move decisively in favor of Europe.

Fixed Income

 .Positive Markets Boosted Dollar Weakness in Fourth Quarter

 .Better Prospects for International Bonds

2000 was a banner year for most bond markets, and the final quarter of 2000 continued the pattern of buoyant markets in local currency, but with those returns overwhelmed by currency movements. From mid-November there was a sharp reversal for the dollar; against the euro it fell 13%, from 83 cents at its low to 94 cents by year-end, and it also slipped against the Australian and New Zealand dollars--the three currencies which had borne the brunt of its previous advance. As a result, the world bond index had a very positive quarter in dollar terms.

We believe the last quarter is the beginning of a positive period for international bonds. U.S. government bonds did very well in 2000 partly because of a flight to quality, and this may not be repeated in 2001, which may therefore be a muted period for dollar bonds. Inflation, particularly in Europe, seems likely to be more subdued than in the U.S., so these markets should do better. Also important is the fact that, even after their recent rise, the euro and the Australian and New Zealand dollars remain well undervalued in real terms relative to the dollar. The coming twelve months will probably see a substantial reversal of the trends of last year. The dollar is likely to retrace its steps, with U.S. inflation perhaps surprising on the upside as productivity slows and cost pressures increase.

Currencies

 .Weak Dollar Part of Normalization of World Currencies

 .Euro, Australia and New Zealand dollars to Benefit

The dollar was overvalued throughout last year. Despite this, the dollar strengthened markedly in the third quarter and October, to levels against some currencies which seemed to us grotesque. Thus the fall in the dollar in November/December was more relief than surprise. The U.S. payments deficit of 5% of GNP means that unless the U.S. can attract a capital inflow of about $1.5 billion a day, then the dollar has to fall. A weaker economy means that attracting capital becomes harder to do. While the dollar has been the main news, we note that the yen actually fell almost 5% against the dollar, and sterling rose only 1%. Thus, the fourth quarter appears to be more than just a reversal of dollar strength. It looks more like normalization, from a state where there were only very strong currencies and very weak ones, with hardly any around fair value.

HSBC Mutual Funds Trust

HSBC International Equity Fund


Currencies which suffered most from dollar strength last year, were the euro, Australian and New Zealand dollars. These have already been the main beneficiaries of the turn. Last year, the success of the U.S. in mopping up the capital available, meant that Australia and New Zealand, also with external deficits, were starved of capital. Therefore there is a good chance that these will benefit proportionately more over the coming months, and they have indeed been the leading currencies in early January. It is important to realize too, that as yet the dollar has not done much more than reverse its extraordinary upward blip in the third quarter; we believe the main weakness is to come.

Sincerely,
/s/ Clive Gillmore
Clive Gillmore
Regional Research Director, Equities
Delaware International Advisers, Ltd.
--------
The views expressed in this report reflect those of the portfolio manager through the period ended December 31, 2000. The manager's views are subject to change at any time based on the market and other conditions.

HSBC Mutual Funds Trust


                           International Equity Fund
                     Performance (as of December 31, 2000)

                                   [GRAPH]

                                                           Morgan Stanley
                                                        Capital International
          International Equity   International Equity       MSCI EAFE(R)
          Fund-Class A Shares    Fund-Class A Shares    (Europe, Australasia
            (without load)          (with load)         and Far East) Index(8)
APR 1994       $10,000                $ 9,497                  $10,000
DEC 1994         9,550                  9,069                    9,990
DEC 1995         9,970                  9,468                   11,110
DEC 1996        10,600                 10,066                   11,781
DEC 1997        10,382                  9,860                   11,991
DEC 1998        11,557                 10,975                   14,389
DEC 1999        13,853                 13,156                   18,268
DEC 2000        14,135                 13,424                   15,680

----------------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------------
                               1 Year       5 Year     Inception
----------------------------------------------------------------
Institutional Class(5)
Offering Price(1)               N/A          N/A          N/A
NAV(2)                        2.04%        7.21%        8.43%
----------------------------------------------------------------
Class A Shares(6)
Offering Price(1)            (3.06%)       6.15%        4.50%
NAV(2)                        2.04%        7.23%        5.13%
----------------------------------------------------------------
Class B Shares(7)
with CDSC(3)                    N/A          N/A       (1.88%)
without CDSC(4)                 N/A          N/A        1.79%
----------------------------------------------------------------
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) Includes the maximum sales charge of 5.00%
(2) Excludes the maximum sales charge of 5.00%
(3) Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% over 4 years. Class B shares bear ongoing distribution fees and service organization fees. The Class B expenses are reflected in the performance data. Class B shares were initially offered on August 9, 2000.
(4) Excludes contingent deferred sales charge for Class B shares.
(5) The Institutional Class shares commenced operations on March 1, 1995.
(6) The Class A shares commenced operations on April 25, 1994.
(7) The Class B shares commenced operations on August 9, 2000.
(8) Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia, and Far East) Index is an unmanaged index comprised of 20 European and Pacific Basin countries and weighted by market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The above illustration compares a $10,000 investment in the International Equity Fund, Class A Shares, on April 25, 1994 (date of inception) to a $10,000 investment in the Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance reflects the reduction and/or reimbursement of a portion of the Fund's fees. Without reductions and/or reimbursements the performance for the period would have been lower.
Investors cannot invest directly in an index, although they can invest in its underlying securities.
International investing involves increased risks and volatility.

HSBC Mutual Funds Trust

Board of Trustees

JEFFREY J. HAAS         Professor of Law, New York Law School

RICHARD J. LOOS         Former Managing Director, HSBC Asset Management
                        Americas, Inc.

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Inc.

JOHN C. MEDITZ          President, Horizon Asset Management, Inc.

HARALD PAUMGARTEN       Managing Director, Heritage Capital Corp.

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


ANTHONY J. FISCHER      Vice President


CHARLES L. BOOTH        Vice President


MARK L. SUTER           Vice President


NADEEM YOUSAF           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary


ROBERT L. TUCH          Assistant Secretary

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of December 31, 2000

                           INTERNATIONAL EQUITY FUND

 Shares                     Security Description                        Value
 -------                    --------------------                     -----------

 COMMON STOCKS (103.1%):
 Australia (11.3%):
 232,200 Amcor Ltd................................................   $   676,716
 349,100 CSR Ltd. ................................................       907,615
 439,000 Foster's Brewing Group Ltd. .............................     1,151,344
  87,127 National Australia Bank Ltd. ............................     1,394,744
 122,003 Orica Ltd................................................       390,474
  95,600 PaperlinX Ltd. ..........................................       175,773
                                                                     -----------
                                                                       4,696,666
                                                                     -----------
 Belgium (1.8%):
   3,220 Electrabel...............................................       727,960
                                                                     -----------
 Finland (1.0%):
  11,710 UPM-Kymmene Oyj..........................................       401,827
                                                                     -----------
 France (9.3%):
  16,006 Alcatel SA...............................................       909,146
   5,268 Compagnie de Saint-Gobain................................       827,441
  17,800 Societe Generale.........................................     1,160,301
   6,869 TotalFinaElf SA..........................................     1,021,513
                                                                     -----------
                                                                       3,864,401
                                                                     -----------
 Germany (10.5%):
  24,200 Bayer AG.................................................     1,274,599
  18,393 Bayerische Hypo-und Vereinsbank AG.......................     1,032,640
  28,760 Pohang Iron & Steel Co., Ltd., ADR.......................       447,578
  21,580 RWE AG...................................................       957,301
   5,050 Siemens AG...............................................       660,210
                                                                     -----------
                                                                       4,372,328
                                                                     -----------
 Hong Kong (4.9%):
 173,000 Hongkong Electric Holdings Ltd...........................       638,777
 108,600 Jardine Matheson Holdings Ltd............................       662,460
 306,485 Wharf Holdings Ltd. .....................................       744,610
                                                                     -----------
                                                                       2,045,847
                                                                     -----------
 Japan (14.0%):
  38,000 Canon, Inc...............................................     1,330,998
  33,000 Eisai Co., Ltd...........................................     1,155,867

HSBC Mutual Funds Trust

                           INTERNATIONAL EQUITY FUND

 Shares                     Security Description                        Value
 -------                    --------------------                     -----------

 COMMON STOCKS (continued)
 Japan (continued)
 117,000 Hitachi Ltd..............................................   $ 1,042,959
  46,000 Matsushita Electric Industrial Co., Ltd..................     1,099,649
  65,000 Nichido Fire & Marine Insurance Co., Ltd.................       345,490
     191 West Japan Railway Co. ..................................       844,615
                                                                     -----------
                                                                       5,819,578
                                                                     -----------
 Netherlands (7.8%):
  67,100 Elsevier.................................................       986,529
  14,977 ING Groep NV.............................................     1,196,321
  17,599 Royal Dutch Petroleum Co.................................     1,078,277
                                                                     -----------
                                                                       3,261,127
                                                                     -----------
 New Zealand (2.1%):
 487,000 Carter Holt Harvey Ltd...................................       353,418
 251,400 Telecom Corp. of New Zealand Ltd. .......................       535,089
                                                                     -----------
                                                                         888,507
                                                                     -----------
 Singapore (1.1%):
  62,000 Oversea-Chinese Banking Corp., Ltd.......................       461,237
                                                                     -----------
 South Africa (1.9%):
 346,400 Sanlam Ltd. .............................................       437,461
  55,500 Sasol Ltd................................................       358,879
                                                                     -----------
                                                                         796,340
                                                                     -----------
 Spain (5.7%):
  71,728 Banco Santander Central Hispano SA.......................       767,695
  57,310 Iberdrola SA.............................................       718,302
  53,149 Telefonica SA(b).........................................       878,220
                                                                     -----------
                                                                       2,364,217
                                                                     -----------
 United Kingdom (28.0%):
  55,244 Associated British Foods PLC.............................       415,712
  98,349 Bass PLC.................................................     1,071,002
 168,486 BG Group PLC.............................................       659,414
 123,117 Blue Circle Industries PLC...............................       811,053
 110,200 Boots Co. PLC............................................     1,009,102
 154,000 British Airways PLC......................................       896,602

HSBC Mutual Funds Trust

                           INTERNATIONAL EQUITY FUND

 Shares                     Security Description                        Value
 -------                    --------------------                     -----------

 COMMON STOCKS (continued)
 United Kingdom (continued)
  67,800 Cable & Wireless PLC.....................................   $   913,543
  93,300 GKN PLC..................................................       990,236
  34,523 GlaxoSmithKline PLC(b)...................................       973,651
 153,480 Great Universal Stores PLC...............................     1,208,246
  85,600 Halifax Group PLC........................................       848,414
 121,399 PowerGen PLC.............................................     1,145,200
  40,600 Rio Tinto PLC............................................       710,799
                                                                     -----------
                                                                      11,652,974
                                                                     -----------
    Total Common Stocks............................................   41,353,009
                                                                     -----------
    Total Investments (Cost - $35,745,714) (a)--99.4%..............   41,353,009
    Other assets in excess of liabilities 0.6%.....................     228,198
                                                                     -----------
    NET ASSETS--100.0%.............................................  $41,581,207
                                                                     ===========

--------
At December 31, 2000, the fund's open forward foreign exchange currency contracts were as follows:

                                                     Contract               Unrealized
                         Delivery Contract Amount      Value      Market  Appreciation/
Currency                   Date   (Local Currency) (U.S. Dollar)  Value   (Depreciation)
--------                 -------- ---------------- -------------  ------  --------------
SHORT CONTRACTS
Australia Dollar........  1/4/01      556,290        $308,296    $309,101    $  (805)
British Pound...........  1/5/01      162,520         242,318     242,773       (455)
Hong Kong Dollar........  1/2/01      798,514         102,367     102,375         (8)
Singapore Dollar........  1/3/01      216,798         125,100     125,025         75
                                                     --------    --------    -------
TOTAL SHORT CONTRACTS.............................   $778,081    $779,274    $(1,193)
                                                     ========    ========    =======

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $23,077. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................................... $ 8,224,918
     Unrealized depreciation.......................................  (2,640,700)
                                                                    -----------
     Net unrealized appreciation................................... $ 5,584,218
                                                                    ===========

HSBC Mutual Funds Trust

                           INTERNATIONAL EQUITY FUND


(b)Represents non-income producing security.

ADR - American Depositary Receipt
AG - Aktiengesellschaft (West German Stock Co.)
NV - Naamloze Vennootschap (Dutch Corp.)
PLC - Public Limited Company
SA - Societe Anonyme (French Corp.)

Industry Diversification

Industry                                                         % of Net Assets
--------                                                         ---------------
Automotive......................................................        2.4%
Basic Materials.................................................        4.6%
Broadcasting/Cable..............................................        2.4%
Building Products...............................................        6.1%
Chemicals.......................................................        3.1%
Consumer Goods & Services.......................................        7.9%
Diversified.....................................................        1.8%
Energy..........................................................       15.8%
Financial Services..............................................       30.4%
Industrial Goods & Services.....................................        7.8%
Pharmaceuticals.................................................        5.1%
Telecommunications..............................................        7.8%
Transportation..................................................        4.2%
                                                                      -----
Total Investments...............................................       99.4%
Other assets in excess of liabilities...........................        0.6%
                                                                      -----
Net Assets......................................................      100.0%
                                                                      =====

See notes to financial statements.

HSBC Mutual Funds Trust

Statement of Assets and Liabilities
December 31, 2000
                           INTERNATIONAL EQUITY FUND

Assets:
 Investments, at value (cost $35,745,714)......................... $41,353,009
 Foreign cash.....................................................     164,339
 Receivable for capital shares issued.............................         116
 Dividends receivable.............................................      97,518
 Receivable from investments sold.................................   4,081,254
 Foreign tax reclaims receivable..................................      89,484
 Prepaid expenses.................................................       3,338
                                                                   -----------
Total Assets......................................................  45,789,058
                                                                   -----------
Liabilities:
 Payable to custodian.............................................   4,131,423
 Unrealized depreciation on forward foreign exchange contracts....       1,193
 Payable for capital shares redeemed..............................         326
Accrued expenses and other payables:
 Investment advisory..............................................      23,147
 Administration...................................................       3,783
 Service organization.............................................           4
 Distribution.....................................................          13
 Trustees.........................................................       2,205
 Other............................................................      45,757
                                                                   -----------
Total Liabilities.................................................   4,207,851
                                                                   -----------
Net Assets........................................................ $41,581,207
                                                                   ===========
Composition of Net Assets:
 Capital.......................................................... $35,944,661
 Accumulated net investment income................................      38,287
 Distributions in excess of net realized gains from investment and
  foreign currency transactions...................................    (19,869)
 Unrealized appreciation from investments and translation of
  assets and liabilities denominated in foreign currencies........   5,618,128
                                                                   -----------
Net Assets........................................................ $41,581,207
                                                                   ===========
Institutional Class Shares:
 Net Assets....................................................... $41,297,275
 Shares of beneficial interest issued and outstanding.............   3,736,021
                                                                   -----------
 Net Asset Value, Offering Price and Redemption Price per share... $     11.05
                                                                   ===========
Class A Shares:
 Net Assets....................................................... $   262,719
 Shares of beneficial interest issued and outstanding.............      23,776
                                                                   -----------
 Net Asset Value and Redemption Price per share................... $     11.05
                                                                   ===========
 Maximum sales charge.............................................        5.00%
 Maximum offering price (Net Asset Value/(100%-maximum sales
  charge)......................................................... $     11.63
                                                                   ===========
Class B Shares:
 Net Assets....................................................... $    21,213
 Shares of beneficial interest issued and outstanding.............       1,925
                                                                   -----------
 Net Asset Value, Offering Price and Redemption Price per share*.. $     11.02
                                                                   ===========

--------
*Redemption price per share varies by length of time shares are held. See notes to financial statements.

HSBC Mutual Funds Trust

Statement of Operations
For the year ended December 31, 2000
                           INTERNATIONAL EQUITY FUND

Investment Income:
 Dividends.........................................................  $  1,710,707
 Foreign tax withholding...........................................      (121,151)
                                                                     ------------
Total Investment Income............................................     1,589,556
Expenses:
 Investment advisory...............................................       469,704
 Administration....................................................        78,285
 Service organization:
  Class B Shares...................................................            28
 Distribution:
  Class B Shares...................................................            42
 Custodian.........................................................        20,405
 Printing..........................................................        65,108
 Transfer agent....................................................        41,134
 Other.............................................................        77,221
                                                                     ------------
    Total expenses before contractual fee reductions...............       751,927
    Contractual fee reductions.....................................      (189,053)
                                                                     ------------
Net Expenses.......................................................       562,874
                                                                     ------------
Net Investment Income..............................................     1,026,682
                                                                     ------------
Net Realized/Unrealized Gains (Losses) from Investments and Foreign
 Currencies:
 Net realized gains from investment and foreign currency
  transactions.....................................................     3,694,295
 Change in unrealized appreciation/depreciation from investments
  and foreign currencies...........................................    (5,153,800)
                                                                     ------------
 Net realized/unrealized losses from investments and foreign
  currencies.......................................................    (1,459,505)
                                                                     ------------
Change in net assets resulting from operations.....................  $   (432,823)
                                                                     ============

See notes to financial statements.

HSBC Mutual Funds Trust

Statement of Changes in Net Assets

                                                  International Equity Fund
                                             -----------------------------------
                                                     For the years ended
                                             -----------------------------------
                                             December 31, 2000 December 31, 1999
                                             ----------------- -----------------
Investment Activities:
Operations:
 Net investment income......................   $  1,026,682       $ 1,191,169
 Net realized gains from investment and
  foreign currency transactions.............      3,694,295         7,163,117
 Change in unrealized
  appreciation/depreciation from investments
  and foreign currencies....................     (5,153,800)        3,737,002
                                               ------------       -----------
Change in net assets resulting from
 operations.................................       (432,823)       12,091,288
                                               ------------       -----------
Dividends:
 From net investment income:
  Institutional Class Shares................       (939,419)       (1,118,602)
  Class A Shares+...........................         (5,400)           (3,639)
  Class B Shares*...........................           (382)               --
 In excess of net investment income:
  Institutional Class Shares................             --          (350,209)
  Class A Shares............................             --            (1,139)
 From net realized gains from investment
  transactions:
  Institutional Class Shares................     (5,730,493)       (4,419,816)
  Class A Shares............................        (31,890)          (14,402)
  Class B Shares*...........................         (1,719)               --
                                               ------------       -----------
Change in net assets from shareholder
 dividends..................................     (6,709,303)       (5,907,807)
                                               ------------       -----------
Change in net assets from capital share
 transactions...............................    (21,585,608)       (1,272,202)
                                               ------------       -----------
Change in net assets........................    (28,727,734)        4,911,279
                                               ------------       -----------
Net Assets:
 Beginning of period........................     70,308,941        65,397,662
                                               ------------       -----------
 End of period..............................   $ 41,581,207       $70,308,941
                                               ============       ===========

--------
+ Prior to July 1, 1999, Class A was known as Service Class.
* Class B commenced operations on August 9, 2000.

See notes to financial statements.

HSBC Mutual Funds Trust

Notes to Financial Statements
December 31, 2000

1. Organization

  HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The accompanying financial statements are for the International Equity Fund (the "Fund").

  The Fund is authorized to issue four classes of shares as follows:
  Institutional Class Shares, Class A Shares, Class B Shares and Class C Shares. At December 31, 2000, the Fund had not issued any Class C Shares. Each class has identical rights and privileges except with respect to the fees paid under service organization and distribution plans, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (the "U.S."). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadcast and most representative market for such security. Securities for which market quotations are available but it is determined that a given quotation is not representative of a security's current market value are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Bonds and other fixed-income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuation and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value.

HSBC Mutual Funds Trust

  Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

  Security Transactions and Related Income:

  Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

  Expense Allocation:

  Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses, which are applicable to all Funds, are allocated among them on the basis of relative net assets or another appropriate basis. Expenses specific to a class are charged to that class.

  Foreign Currency Translation:

  The accounting records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  Forward Foreign Currency Exchange Contracts:

  The Fund entered into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. Dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

  Federal Income Taxes and Dividends:

  The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. The Fund declares and pays substantially all net investment income and net realized gains, if any, at least annually. Additional dividends are also made to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies. Accordingly, no provision for federal or excise tax is required.

  The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from the generally accepted accounting principles of the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To

HSBC Mutual Funds Trust
  the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

  As of December 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital.

                                                                 Accumulated Net
                                                                 Realized Gains
                                                                 from Investment
                                                                   and Foreign
                                                Accumulated Net     Currency
                                               Investment Income  Transactions
                                               ----------------- ---------------
   International Equity Fund..................     $(43,194)         $43,194

3. Related Party Transactions

  Investment Adviser:

  The Trust retains HSBC Asset Management Americas, Inc. to act as Investment Adviser (the "Adviser") for the Fund. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As compensation for its services, the Adviser is entitled to receive a fee accrued daily, and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets. For the year ended December 31, 2000, the Adviser contractually reduced $162,945 in investment advisory fees.

  The Investment Adviser appointed Delaware International Advisers Ltd. (the "Sub-adviser") to act as sub-adviser for the Fund. The Sub-adviser receives an annual fee accrued daily and paid monthly by the Adviser for its services.

  Administrator:

  BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers are affiliated, serves the Trust as administrator. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust. In accordance with the terms of the Management and Administration Agreement, BISYS is entitled to receive a fee accrued daily, and paid monthly, at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 2000, BISYS contractually reduced $26,094 in management and administration fees.

  Distribution Plan:

  BISYS Fund Services Limited Partnership (the "Distributor") serves as distributor of the Fund. The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to the Distributor for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% for Class A Shares, and 0.75% for Class B Shares and Class C Shares, of the average net assets of each respective class. The Distributor is entitled to receive commissions on sales of shares of the Fund. For the year ended December 31, 2000, the Distributor received $1,302 from commissions earned on sales of shares of the Fund, all of which was re-allowed to affiliated broker/dealers of the Fund.

HSBC Mutual Funds Trust

  Service Organization:

  The Fund may enter into Service Organization agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles record-keeping and provides certain administration services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.35% of the average value of the Fund's Class A Shares and 0.50% of the average value for Class B Shares and Class C Shares held in the sub-accounts of the Service Organizations. For the year ended December 31, 2000, the Fund's Class A Shares did not participate in any Service Agreements. For the year ended December 31, 2000, service organization fees were contractually reduced by $14.

  Fund Accountant, Transfer Agent, and Custodian:

  BISYS provides fund accounting and transfer agent services for the Fund. In addition, Bank of New York serves as custodian for the Fund. For these services to the Fund, BISYS and Bank of New York receive an annual fee accrued daily and paid monthly.

  Legal Counsel:

  A partner of the Trust's legal counsel served as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison serves as the Trust's legal counsel. For the year ended December 31, 2000, legal fees of that firm incurred by the Fund totaled $20,410.

4. Investment Transactions

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were $3,385,794 and $28,471,058, respectively.

HSBC Mutual Funds Trust

5. Capital Share Transactions

  The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in dollars and shares for the year ended December 31, 2000 were as follows:

                              For the year ended        For the year ended
                               December 31, 2000         December 31, 1999
                            ------------------------  ------------------------
                               Amount       Shares       Amount       Shares
                            ------------  ----------  ------------  ----------
   Institutional Class
    Shares:
    Issued................. $  7,556,511     632,843  $ 20,432,876   1,626,249
    Reinvested.............      107,324       9,489            --          --
    Redeemed...............  (29,315,551) (2,482,473)  (21,671,840) (1,772,526)
                            ------------  ----------  ------------  ----------
   Net decrease............ $(21,651,716) (1,840,141) $ (1,238,964)   (146,277)
                            ------------  ----------  ------------  ----------
   Class A Shares:
    Issued................. $     31,765       2,765  $     12,839       1,002
    Reinvested.............       35,618       3,145        19,181       1,573
    Redeemed...............      (23,616)     (1,985)      (65,258)     (5,478)
                            ------------  ----------  ------------  ----------
   Net
    increase/(decrease).... $     43,767       3,925  $    (33,238)     (2,903)
                            ------------  ----------  ------------  ----------
   Class B Shares:*
    Issued................. $     20,837       1,758  $         --          --
    Reinvested.............        2,059         187            --          --
    Redeemed...............         (555)        (20)           --          --
                            ------------  ----------  ------------  ----------
   Net increase............ $     22,341       1,925            --          --
                            ------------  ----------  ------------  ----------
   Total Net
    increase/(decrease).... $(21,585,608) (1,834,291) $ (1,272,202)   (149,180)
                            ============  ==========  ============  ==========

6. Federal Income Tax Information (Unaudited)

  For the taxable year ended December 31, 2000, the Fund declared long-term capital gain dividends of $5,764,102.

  Losses incurred after October 31, within the Funds fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and will elect to defer the following realized losses:

                                                                        Amount
                                                                        -------
   International Equity Fund........................................... $11,510

--------
* The Class B Shares commenced operations on August 9, 2000.

                      [This Page Intentionally Left Blank]

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                           INTERNATIONAL EQUITY FUND

Selected per share data for a share outstanding throughout the period indicated.

                                          Institutional Class Shares
                                    -------------------------------------------
                                        For the year ended December 31,
                                    -------------------------------------------
                                     2000     1999     1998     1997     1996
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period...........................  $ 12.56  $ 11.38  $ 10.35  $ 10.61  $  9.98
                                    -------  -------  -------  -------  -------
Investment Activities:
 Net investment income (loss).....     0.27     0.22     0.08     0.04*   (0.01)
 Net realized and unrealized gains
  (losses) from investment and
  foreign currency transactions...    (0.03)    2.01     1.09    (0.27)    0.64
                                    -------  -------  -------  -------  -------
Total from Investment Activities..     0.24     2.23     1.17    (0.23)    0.63
                                    -------  -------  -------  -------  -------
Dividends:
 Net investment income............    (0.25)   (0.20)   (0.08)   (0.02)      --
 In excess of net investment
  income..........................       --    (0.06)   (0.02)   (0.01)      --
 Net realized gains from
  investment and foreign currency
  transactions....................    (1.50)   (0.79)   (0.04)      --       --
                                    -------  -------  -------  -------  -------
Total Dividends...................    (1.75)   (1.05)   (0.14)   (0.03)      --
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Period....  $ 11.05  $ 12.56  $ 11.38  $ 10.35  $ 10.61
                                    =======  =======  =======  =======  =======
Total Return......................     2.04%   19.87%   11.32%  (2.15)%    6.31%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000's).........................  $41,297  $70,060  $65,139  $67,458  $21,110
 Ratio of expenses to average net
  assets..........................     1.08%    1.00%    1.14%    1.12%    2.04%
 Ratio of net investment income to
  average net assets..............     1.97%    1.83%    0.81%    0.35%  (0.10)%
 Ratio of expenses to average net
  assets**........................       (a)    1.47%    1.61%    1.91%    2.89%
 Portfolio turnover rate***.......     6.65%   22.60%  163.90%  112.54%   77.91%

--------
 (a) For the year ended December 31, 2000, there were no voluntary fee reductions / reimbursements.
 (b)  Effective July 1, 1999 the Fund redesignated the Service Class to Class
      A.
  *  Based on average shares outstanding.
 ** During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to January 1, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

                          Class A Shares (b)
------------------------------------------------------------------------------------------------------
                   For the year ended December 31,
------------------------------------------------------------------------------------------------------
 2000             1999                      1998                      1997                       1996
------           ------                    ------                    ------                     ------
$12.56           $11.38                    $10.35                    $10.60                     $ 9.97
------           ------                    ------                    ------                     ------
  0.23             0.22                      0.08                      0.06*                     (0.02)
  0.01             2.01                      1.09                     (0.28)                      0.65
------           ------                    ------                    ------                     ------
  0.24             2.23                      1.17                     (0.22)                      0.63
------           ------                    ------                    ------                     ------
 (0.25)           (0.20)                    (0.10)                    (0.03)                        --
    --            (0.06)                       --                        --                         --
 (1.50)           (0.79)                    (0.04)                       --                         --
    --               --                        --                        --                         --
------           ------                    ------                    ------                     ------
 (1.75)           (1.05)                    (0.14)                    (0.03)                        --
------           ------                    ------                    ------                     ------
$11.05           $12.56                    $11.38                    $10.35                     $10.60
======           ======                    ======                    ======                     ======
  2.04%           19.87%                    11.32%                    (2.06)%                     6.32%
$  263           $  249                    $  259                    $  309                     $  409
  1.11%            1.01%                     1.12%                     1.17%                      2.10%
  2.00%            1.84%                     0.81%                     0.54%                     (0.19)%
    (a)            1.63%                     1.94%                     2.19%                      2.94%
  6.65%           22.60%                   163.90%                   112.54%                     77.91%

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                           INTERNATIONAL EQUITY FUND

Selected per share data for a share outstanding throughout the period indicated.

                                                              Class B Shares
                                                           --------------------
                                                           For the period ended
                                                            December 31, 2000*
                                                           --------------------
Net Asset Value, Beginning of Period......................        $12.02
                                                                  ------
Investment Activities:
 Net investment income....................................          0.05
 Net realized and unrealized gains/(losses) from
  investment and foreign currency transactions............          0.16
                                                                  ------
Total from Investment Activities..........................          0.21
                                                                  ------
Dividends:
 Net investment income....................................         (0.22)
 Net realized gains from investment and foreign currency
  transactions............................................         (0.99)
                                                                  ------
Total Dividends...........................................         (1.21)
                                                                  ------
Net Asset Value, End of Period............................        $11.02
                                                                  ======
Total Return (excludes redemption charge).................          1.79%(a)
Ratios/Supplemental Data:
 Net Assets at end of period (000's)......................        $   21
 Ratio of expenses to average net assets..................          2.32%(b)
 Ratio of net investment income to average net assets.....          0.98%(b)
 Portfolio turnover rate**................................          6.65%

--------
(a)  Not Annualized.
(b)  Annualized.
 *  Class B commenced operations on August 9, 2000.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

HSBC Mutual Funds Trust

Report of Independent Auditors

The Board of Trustees and Shareholders HSBC Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the International Equity Fund (one of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

New York, New York
February 20, 2001

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC.]
--------------------------------------------------------------------------------

                                            International Equity Fund

HSBC SM Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Fund are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            2/01
Annual Report
December 31, 2000

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services